SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

PURSUANT TO SECTION 12(b) OR (g) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 26, 2003

CARDINAL BANKSHARES CORPORATION

(Exact name of registrant as specified in its charter)

VIRGINIA	000-28780	541804471

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

P.O. BOX 215
Floyd, Virginia	24091

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (540) 745-4191

Item 5.    Other Events.

On February 26, 2003, Registrant held a special shareholder meeting in Floyd, Virginia at 3:00 pm to vote on the proposed merger with MountainBank Financial Corporation (“MFC”). The shareholders failed to approve the proposed merger with MFC. The outcome of the vote is described in the press release dated February 27, 2003 filed as Exhibit 99 to this Form 8-K and incorporated by reference.

Item 7.    Financial Statements and Exhibits.

(c)    Exhibits:    The following exhibit is being filed with this Report.

Exhibit No.	Exhibit Description

99	Copy of press release dated February 27, 2003

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

CARDINAL BANKSHARES CORPORATION

Date:	February 27, 2003	/s/ Leon Moore
Leon Moore, Chairman, President and CEO

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